SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 29, 2004

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
 (Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.  Other Events

On January 29, 2004 the Company issued a press release announcing two management changes.  A copy of the press release is attached as Exhibit 99-1.

Item 7.  Financial Statements and Exhibits

            (c)    Exhibits

                    99.1     Press Release dated January 29, 2004 announcing management changes.

Item 12.  Results of Operations and Financial Condition

The information in this Item 12 and Exhibit 99-1 furnished herewith shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On January 29, 2004, Coca-Cola Enterprises Inc. issued a press release announcing fourth quarter and full-year 2003 results.  A copy of the press release is furnished as Exhibit 99-2.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: January 29, 2004	By: S/ E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX

99.1	Press Release issued January 29, 2004 announcing management changes..
99.2	Press Release issued January 29, 2004 reporting fourth quarter and full-year 2003 results.